Exhibit 10.1

REAFFIRMATION, JOINDER AND FIRST AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT

This REAFFIRMATION, JOINDER AND FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of June 16, 2022, by and among (a) (i) the entities identified as Original Borrower set forth on Schedule I attached hereto (individually and collectively, “Original Borrower”) and (ii) the entities identified as Additional Borrower set forth on Schedule I attached hereto (individually and collectively, “Additional Borrower”; together with Original Borrower, “Borrower”); (b) KEYBANK NATIONAL ASSOCIATION, a national banking association (“Original Lender”); and (c) Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS

A.                Original Borrower and Original Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).

B.                 All of Original Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of November 30, 2021, and Fannie Mae is the holder of each Note made prior to the date hereof. Further, Original Lender intends to sell, transfer and deliver to Fannie Mae any Note made pursuant to the Master Agreement on or after the date hereof. Fannie Mae has designated Original Lender as the servicer of the Advances made and contemplated by the Master Agreement. Notwithstanding the foregoing, Fannie Mae has not assumed (i) any of the obligations of Original Lender under the Master Agreement to make Future Advances, or (ii) any of the obligations of Original Lender which are servicing obligations delegated to Original Lender as servicer of the Advances. Accordingly, all references to “Lender” in this Amendment and the Loan Documents shall be deemed to be (a) “Original Lender” with respect to any Future Advances made under the Master Agreement and any servicing obligations with respect to the Outstanding Advances, and (b) “Fannie Mae” with respect to the Outstanding Advances sold to and held by Fannie Mae.

C.                 Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement and that the Mortgaged Properties commonly known as (i) Courtyard at Westgate located in Middlesex County, Massachusetts; (ii) Hamilton Village located in Middlesex County, Massachusetts; (iii) Stonebridge Apartments located in Norfolk County, Massachusetts; and (iv) Westgate Apartments located in Middlesex County, Massachusetts (individually and collectively, the “Additional Mortgaged Property”) be added to the Collateral Pool.

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 1
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

D.                Additional Borrower desires to join into the Master Agreement as if it were an Original Borrower thereunder.

E.                 The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $80,284,000 (the “Future Advance”); (ii) the addition of the Additional Mortgaged Property to the Collateral Pool; and (iii) the joinder of Additional Borrower into the Master Agreement and other Loan Documents as if it were an Original Borrower thereunder.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

Section 1.               Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

Section 2.               Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 3.               Future Advance. In connection with this Amendment, Lender is making the Future Advance to Borrower.

Section 4.               Addition of Mortgaged Property. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement.

Section 5.               Joinder. Additional Borrower hereby joins the Master Agreement and Loan Documents as if it were an Original Borrower thereunder. Borrower agrees that all references to “Borrower” in the Loan Documents (including, but not limited to, the Master Agreement and the Note) shall be deemed to include Additional Borrower and Original Borrower, and all references to “Mortgaged Property” in the Loan Documents (other than the Security Instruments executed by Original Borrower) shall be deemed to include the Additional Mortgaged Property.

Section 6.               Summary of Master Terms. The Summary of Master Terms attached to the Master Agreement is hereby amended by deleting Section I of the Summary of Master Terms and replacing it with Section I of the Summary of Master Terms attached hereto.

Section 7.               Schedule of Advance Terms. The Schedule of Advance Terms attached to the Master Agreement is hereby supplemented with Schedule 3.2 attached hereto.

Section 8.               Prepayment Premium Schedule. The Prepayment Premium Schedule attached to the Master Agreement is hereby supplemented with Schedule 4.2 attached hereto.

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 2
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Section 9.               Required Replacement Schedule. The Required Replacement Schedule attached to the Master Agreement is hereby supplemented with Schedule 5.1 attached hereto.

Section 10.           Required Repair Schedule. The Required Repair Schedule attached to the Master Agreement is hereby supplemented with Schedule 6.1 attached hereto.

Section 11.           Ownership Interests Schedule. The Ownership Interests Schedule attached to the Master Agreement is hereby amended by deleting Schedule 13 and replacing it with Schedule 13 attached hereto.

Section 12.           Legal Non-Conforming Status. Schedule 20 attached hereto is hereby added to the Master Agreement.

Section 13.           Exhibit A. Exhibit A to each of the Master Agreement and the Environmental Indemnity Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Section 14.           Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.

Section 15.           Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.

Section 16.           No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

Section 17.           Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Lender in connection with this Amendment.

Section 18.           Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect including Section 15.01 (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it.

[Remainder of Page Intentionally Left Blank]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 3
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.

ORIGINAL BORROWER:

COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Commonwealth Gardens, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Courtyard on North Beacon, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-1
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Executive Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Highland 38, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-2
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Olde English Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Redwood Hills, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	River Drive, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-3
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WCB ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:	Clovelly Apartments, Inc.,
a Massachusetts corporation,
its General Partner

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-4
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

ADDITIONAL BORROWER:

WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

SCHOOL STREET 9, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-5
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

WESTGATE APARTMENTS, LLC, a Delaware limited liability company

By:	NewReal, Inc.,
a Massachusetts corporation,
its Manager

	By:	(SEAL)

	Name:	Ronald Brown
	Title:	President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-6
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

ORIGINAL LENDER:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	(SEAL)

Name:	Sherry Witt
Title:	Senior Vice President

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-7
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

FANNIE MAE:

Fannie Mae

By:	(SEAL)

Name:
Title:

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page S-8
Fannie Mae	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULE I

Borrower

Original Borrower

(a)	COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership
(b)	COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership
(c)	NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership
(d)	EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership
(e)	HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company
(f)	HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership
(g)	OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership
(h)	REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership
(i)	RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership
(j)	WCB ASSOCIATES, LLC, a Delaware limited liability company
(k)	CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

Additional Borrower

(a)	WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company
(b)	SCHOOL STREET 9, LLC, a Delaware limited liability company
(c)	NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company
(d)	WESTGATE APARTMENTS, LLC, a Delaware limited liability company

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 1
Schedule I	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

SCHEDULES AND EXHIBITS

The Schedules and Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General
Schedule 2	Summary of Master Terms
Schedule 3.1	Schedule of Advance Terms
Schedule 3.2	Schedule of Advance Terms
Schedule 4.1	Prepayment Premium Schedule	Form 6104.01 [modified] [05-20]
Schedule 4.2	Prepayment Premium Schedule	Form 6104.01 [modified] [05-20]
Schedule 5	Required Replacement Schedule
Schedule 5.1	Required Replacement Schedule
Schedule 6	Required Repair Schedule
Schedule 6.1	Required Repair Schedule
Schedule 7	General Conditions Schedule
Schedule 8	Property-Related Documents Schedule
Schedule 9	Conversion Schedule
Schedule 10	Mortgaged Property Release Schedule
Schedule 11	Mortgaged Property addition Schedule
Schedule 12	[Intentionally Deleted]
Schedule 13	Ownership Interests Schedule
Schedule 14	Future Advance Schedule
Schedule 15	Letter of Credit Schedule
Schedule 16	Exceptions to Representations and Warranties Schedule
Schedule 17	SPE Requirements Schedule
Schedule 18	Waiver of Imposition Deposits	Form 6228 [modified] [04-12]
Schedule 19	Replacement Reserve Waiver	Form 6220 [modified] [08-14]
Schedule 19-A	Addenda to Schedule 2 – Replacement Reserve Waiver	Form 6102.04 [04-12]
Schedule 20	Legal Non-Conforming Status	Form 6275 [modified] [04-22]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 1
Schedules and Exhibits	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	[Intentionally Deleted]
Exhibit G	Annual Certification (Borrower)
Exhibit H	[Intentionally Deleted]
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K-1	Organizational Certificate (Borrower)
Exhibit K-2	[Intentionally Deleted]
Exhibit L	Confirmation of Obligations

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	Form 6601.MCFA	Page 2
Schedules and Exhibits	08-21	© 2021 Fannie Mae
HAMILTON/KeyBank (2021 MCFA)

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement.

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials	Borrower Initials

Borrower Initials

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedules and Exhibits HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Initial Page © 2021 Fannie Mae

SCHEDULE 2
TO MASTER CREDIT FACILITY AGREEMENT

Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower

(a)     COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(b)     COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(c)     NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(d)     EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(e)     HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

(f)      HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

(g)     OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(h)     REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(i)      RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership

(j)      WCB ASSOCIATES, LLC, a Delaware limited liability company

(k)     CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

(l)      WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company

(m)    SCHOOL STREET 9, LLC, a Delaware limited liability company

(n)     NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company

(o)     WESTGATE APARTMENTS, LLC, a Delaware limited liability company

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 1 © 2021 Fannie Mae

Lender	KEYBANK NATIONAL ASSOCIATION, a national banking association
Key Principal	(a) NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership (b) JAMESON BROWN
Guarantor	N/A
Multifamily Project

(a)    Commonwealth Apartments

(b)    Commonwealth Gardens

(c)    Courtyard at North Beacon

(d)    Executive Apartments

(e)    Hamilton Oaks

(f)     Highland Street Apartments

(g)    Olde English Village

(h)    Redwood Hills

(i)     River Drive Apartments

(j)     Westside Colonial Apartments

(k)    Clovelly Apartments

(l)     Courtyard at Westgate

(m)   Hamilton Village

(n)    Stonebridge Apartments

(o)    Westgate Apartments

Affordable Housing Property	Commonwealth Apartments ☐ Yes ☒ No Commonwealth Gardens ☐ Yes ☒ No Courtyard at North Beacon ☐ Yes ☒ No Executive Apartments ☐ Yes ☒ No Hamilton Oaks ☐ Yes ☒ No

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 2 © 2021 Fannie Mae

Highland Street Apartments

☐       Yes

☒       No

Olde English Village

☐       Yes

☒       No

Redwood Hills

☐       Yes

☒       No

River Drive Apartments

☐       Yes

☒       No

Westside Colonial Apartments

☐       Yes

☒       No

Courtyard at Westgate

☐       Yes

☒       No

Hamilton Village

☐       Yes

☒       No

Stonebridge Apartments

☐       Yes

☒       No

Westgate Apartments

☐       Yes

☒       No

ADDRESSES
Borrower’s General Business Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134
Borrower’s Notice Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 3 © 2021 Fannie Mae

Multifamily Project Address

Commonwealth Apartments

1144 Commonwealth Ave, Allston, Norfolk County and Suffolk County, Massachusetts 02134

Commonwealth Gardens

1137 Commonwealth Ave, Allston, Suffolk County, Massachusetts 02134

Courtyard at North Beacon

140 North Beacon St, Brighton, Suffolk County, Massachusetts 02135

Executive Apartments

545 Worcester Rd, Framingham, Middlesex County, Massachusetts 01701

Hamilton Oaks

30 Oak St Extension, Brockton, Norfolk County and Plymouth County, Massachusetts 02301

Highland Street Apartments

38 Highland St, Lowell, Middlesex County, Massachusetts 01852

Olde English Village

714 Chelmsford St, Lowell, Middlesex County, Massachusetts 01851

Redwood Hills

376 Sunderland Rd, Worcester, Worcester County, Massachusetts 01604

River Drive Apartments

3 River Drive, Danvers, Essex County, Massachusetts 01923

Westside Colonial Apartments

10 Westland St, Brockton, Plymouth County, Massachusetts 02301

Clovelly Apartments

160 Concord St, Nashua, Hillsborough County, New Hampshire 03064

Courtyard at Westgate

105 Westgate Dr, Burlington, Middlesex County, Massachusetts 01803

Hamilton Village

9 School St, Framingham, Middlesex County, Massachusetts 01701

Stonebridge Apartments

38 Dean St, Norwood, Norfolk County, Massachusetts 02062

Westgate Apartments

2 Westgate Dr, Woburn, Middlesex County, Massachusetts 01801

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 4 © 2021 Fannie Mae

Key Principal’s General Business Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134
Key Principal’s Notice Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com
Guarantor’s General Business Address	N/A
Guarantor’s Notice Address	N/A
Lender’s General Business Address	127 Public Square Cleveland, Ohio 44114
Lender’s Notice Address	KeyBank Real Estate Capital - Servicing Department 11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Mail code: KS-01-11-0501 Attention: Servicing Manager

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 5 © 2021 Fannie Mae

Lender’s Payment Address	c/o KeyBank Real Estate Capital Post Office Box 145404 Cincinnati, Ohio 45250

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 2 © 2021 Fannie Mae

SCHEDULE 3.2
TO MASTER CREDIT FACILITY AGREEMENT

Schedule of Advance Terms

I. INFORMATION FOR $80,284,000 FIXED ADVANCE MADE JUNE 16, 2022
Advance Amount	$80,284,000
Advance Term	One hundred twenty (120) months
Advance Year	The period beginning on the Effective Date and ending on the last day of June, 2023, and each successive twelve (12) month period thereafter
Amortization Period	Zero (0) months
Amortization Type	☐ Amortizing ☒ Full Term Interest Only ☐ Partial Interest Only
Effective Date	June 16, 2022
First Payment Date	The first day of August, 2022
Fixed Rate	4.33%

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 3.2 (Schedule of Advance Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 1 © 2021 Fannie Mae

Interest Accrual Method

☐       30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months)

or

☒       Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month)

Interest Only Term	One hundred twenty (120) months
Interest Rate	The Fixed Rate
Interest Rate Type	Fixed Rate
Maturity Date	The first day of July, 2032, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise
Monthly Debt Service Payment

For Full Term Interest Only (Actual/360):

(i)       $299,348 for the First Payment Date; and

(ii)       for each Payment Date thereafter until the Advance is fully paid:

(a)       $270,379 if the prior month was a 28-day month;

(b)       $280,035 if the prior month was a 29-day month;

(c)       $289,691 if the prior month was a 30-day month; and

(d)       $299,348 if the prior month was a 31-day month

Prepayment Lockout Period	The 0 Advance Year of the term of the Advance
Remaining Amortization Period	For Interest-Only Loans: N/A

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 3.2 (Schedule of Advance Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 2 © 2021 Fannie Mae

II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Yield Maintenance Period End Date or Prepayment Premium Period End Date	The last day of December, 2031
Yield Maintenance Period Term or Prepayment Premium Period Term	One hundred fourteen (114) months

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 3.2 (Schedule of Advance Terms) HAMILTON/KeyBank (2021 MCFA)	Form 6001.MCFA 07-21	Page 3 © 2021 Fannie Mae

SCHEDULE 4.2
TO MASTER CREDIT FACILITY AGREEMENT

Prepayment Premium Schedule

(Standard Yield Maintenance – Fixed Rate)

1.             Defined Terms.

All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement.

2.             Prepayment Premium.

Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows:

(a)               If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of:

(1)	one percent (1%) of the amount of principal being prepaid; or

(2)	the product obtained by multiplying:

(A)             the amount of principal being prepaid,

by

(B)            the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.6 (Application of Collateral) of this Master Agreement, by

(C)	the present value factor calculated using the following formula:

1 - (1 + r)-n/12

r

[r=	Yield Rate

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 4.2 (Prepayment Premium Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6104.01 05-20	Page 1 © 2021 Fannie Mae

n =	the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date.

For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):

a =	the yield for the longer U.S. Treasury constant maturity

b =	the yield for the shorter U.S. Treasury constant maturity

x =	the term of the longer U.S. Treasury constant maturity

y =	the term of the shorter U.S. Treasury constant maturity

z =	“n” (as defined in the present value factor calculation above) divided by twelve (12).

For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate.

Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 4.2 (Prepayment Premium Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6104.01 05-20	Page 2 © 2021 Fannie Mae

(b)               If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid.

(c)               Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs.

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Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 4.2 (Prepayment Premium Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6104.01 05-20	Page 3 © 2021 Fannie Mae

SCHEDULE 5.1

TO MASTER CREDIT FACILITY AGREEMENT

Supplement to Required Replacement Schedule

Mortgaged Property	Initial Replacement Reserve Deposit	Monthly Replacement Reserve Deposit
Courtyard at Westgate	$0	$960
Hamilton Village	$0	$5,643
Stonebridge Apartments	$0	$1,731
Westgate Apartments	$0	$5,519

Courtyard at Westgate

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 5.1 (Supplement to Required Replacement Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 1 © 2021 Fannie Mae

Hamilton Village

Stonebridge Apartments

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 5.1 (Supplement to Required Replacement Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 2 © 2021 Fannie Mae

Westgate Apartments

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 5.1 (Supplement to Required Replacement Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 3 © 2021 Fannie Mae

SCHEDULE 6.1

TO MASTER CREDIT FACILITY AGREEMENT

Supplement to Required Repair Schedule

Mortgaged Property Name:	Courtyard at Westgate
Mortgaged Property Address:	105 Westgate Dr, Burlington, Middlesex County, Massachusetts 01803
Fannie Mae Collateral Reference Number:	9999110278-001
Repairs Escrow Deposit:	$15,625

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 1 © 2021 Fannie Mae

Mortgaged Property Name:	Hamilton Village
Mortgaged Property Address:	9 School St, Framingham, Middlesex County, Massachusetts 01701
Fannie Mae Collateral Reference Number:	9999110279-001
Repairs Escrow Deposit:	$161,638

Mortgaged Property Name:	Stonebridge Apartments
Mortgaged Property Address:	38 Dean St, Norwood, Norfolk County, Massachusetts 02062
Fannie Mae Collateral Reference Number:	9999110280-001
Repairs Escrow Deposit:	$30,313

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 2 © 2021 Fannie Mae

Mortgaged Property Name:	Westgate Apartments
Mortgaged Property Address:	2 Westgate Dr, Woburn, Middlesex County, Massachusetts 01801
Fannie Mae Collateral Reference Number:	9999110281-001
Repairs Escrow Deposit:	$0

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 3 © 2021 Fannie Mae

SCHEDULE 13

TO MASTER CREDIT FACILITY AGREEMENT

Ownership Interests Schedule

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 13 (Ownership Interests Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 1 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 2 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 3 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 4 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 5 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 6 © 2021 Fannie Mae

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 7 © 2021 Fannie Mae

SPE Owners:

Commonwealth Apartments, Inc., a Massachusetts corporation

Commonwealth Gardens, Inc., a Massachusetts corporation

Courtyard on North Beacon, Inc., a Massachusetts corporation

Executive Apartments, Inc., a Massachusetts corporation

Highland 38, Inc., a Massachusetts corporation

Olde English Apartments, Inc., a Massachusetts corporation

Redwood Hills, Inc., a Massachusetts corporation

River Drive, Inc., a Massachusetts corporation

Clovelly Apartments, Inc., a Massachusetts corporation

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 6.1 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 08-21	Page 8 © 2021 Fannie Mae

SCHEDULE 20

TO MASTER CREDIT FACILITY AGREEMENT

Legal Non-Conforming Status

The foregoing Master Agreement is hereby modified as follows:

1.                  Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.

2.                  Section 3.02(a) (Personal Liability Based on Lender’s Loss (Partial Recourse)) of the Master Agreement is hereby amended by adding the following subsection to the end thereof:

(10)       any casualty or Condemnation Action affecting any Mortgaged Property if:

(A)       the applicable Mortgaged Property is a legal non-conforming use or has legally non-conforming status under Applicable Law; and

(B)       the affected Improvements at such Mortgaged Property cannot be rebuilt to their pre-casualty or pre-condemnation condition under Applicable Law.

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Schedule 20 (Legal Non-Conforming Status) HAMILTON/KeyBank (2021 MCFA)	Form 6275 [modified] 04-22	Page 1 © 2021 Fannie Mae

Exhibit A

TO MASTER CREDIT FACILITY AGREEMENT

and ENVIRONMENTAL INDEMNITY AGREEMENT

SCHEDULE OF MORTGAGED PROPERTIES

AND INITIAL VALUATIONS

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
Commonwealth Apartments	1144 Commonwealth Ave, Allston, Norfolk County and Suffolk County, Massachusetts 02134	Commonwealth 1144 Limited Partnership, a Massachusetts limited partnership	$80,300,000	$32,325,000
Commonwealth Gardens	1137 Commonwealth Ave, Allston, Suffolk County, Massachusetts 02134	Commonwealth 1137 Limited Partnership, a Massachusetts limited partnership	$18,100,000	$5,440,000
Courtyard at North Beacon	140 North Beacon St, Brighton, Suffolk County, Massachusetts 02135	North Beacon 140 Limited Partnership, a Massachusetts limited partnership	$33,200,000	$12,683,000
Executive Apartments	545 Worcester Rd, Framingham, Middlesex County, Massachusetts 01701	Executive Apartments Limited Partnership, a Massachusetts limited partnership	$16,200,000	$8,190,000
Hamilton Oaks	30 Oak St Extension, Brockton, Norfolk County and Plymouth County, Massachusetts 02301	Hamilton Oaks Associates, LLC, a Delaware limited liability company	$47,800,000	$26,666,000
Highland Street Apartments	38 Highland St, Lowell, Middlesex County, Massachusetts 01852	Highland 38 Limited Partnership, a Massachusetts limited partnership	$6,600,000	$3,960,000
Olde English Village	714 Chelmsford St, Lowell, Middlesex County, Massachusetts 01851	Olde English Apartments Limited Partnership, a Massachusetts limited partnership	$16,000,000	$9,608,000
Redwood Hills	376 Sunderland Rd, Worcester, Worcester County, Massachusetts 01604	Redwood Hills Limited Partnership, a Massachusetts limited partnership	$28,500,000	$17,105,000

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Exhibit A HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 18-21	Page 1 © 2021 Fannie Mae

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
River Drive Apartments	3 River Drive, Danvers, Essex County, Massachusetts 01923	River Drive Limited Partnership, a Massachusetts limited partnership	$15,900,000	$9,543,000
Westside Colonial Apartments	10 Westland St, Brockton, Plymouth County, Massachusetts 02301	WCB Associates, LLC, a Delaware limited liability company	$32,100,000	$19,266,000
Clovelly Apartments	160 Concord St, Nashua, Hillsborough County, New Hampshire 03064	Clovelly Apartments Limited Partnership, a Massachusetts limited partnership	$18,900,000	$11,214,000
Courtyard at Westgate	105 Westgate Dr, Burlington, Middlesex County, Massachusetts 01803	Westgate Apartments Burlington, LLC, a Delaware limited liability company	$8,400,000	$4,494,000
Hamilton Village	9 School St, Framingham, Middlesex County, Massachusetts 01701	School Street 9, LLC, a Delaware limited liability company	$52,400,000	$26,993,000
Stonebridge Apartments	38 Dean St, Norwood, Norfolk County, Massachusetts 02062	NERA Dean Street Associates, LLC, a Delaware limited liability company	$18,300,000	$10,322,000
Westgate Apartments	2 Westgate Dr, Woburn, Middlesex County, Massachusetts 01801	Westgate Apartments, LLC, a Delaware limited liability company	$77,100,000	$38,475,000

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement Exhibit A HAMILTON/KeyBank (2021 MCFA)	Form 6601.MCFA 18-21	Page 2 © 2021 Fannie Mae